©2013Novelis Inc. 1 February 12, 2013 Philip Martens President and Chief Executive Officer Steve Fisher Senior Vice President and Chief Financial Officer Novelis Third Quarter FY 2013 Earnings Conference Call EXHIBIT 99.2

©2013Novelis Inc. 2 Safe Harbor Statement Forward-Looking Statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this presentation are statements about expected FRP market growth in Brazil over the next five years. Novelis cautions that, by their nature, forward- looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers’ industries; changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates; and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and our quarterly report on Form 10-Q for the quarter ended December 31, 2012, are specifically incorporated by reference into this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release.

©2013Novelis Inc. 3 Agenda  Business Review  Novelis Strategy  Detailed Financial Performance  Summary & Outlook

©2013Novelis Inc. 4 Business Review

©2013Novelis Inc. 5 Third Quarter Highlights  Improved Demand Relative to Q3FY12  Typical Q3 Seasonality  Significant ERP Impact in Quarter, Now Largely Behind Us  Continued Execution on our Strategy

©2013Novelis Inc. 6 Q3FY13 Regional Business Performance Europe  Solid Demand in Can and Auto  Improved Volumes and Operating Performance Partially Offset by Pricing Pressure in Specialties Asia North America South America  Stronger Demand Across All Product Segments  Unfavorable Pricing Dynamics  Impacted by ERP Implementation, but Now Operating at More Normal Levels  Cost Additionally Impacted by Reduced Benefit from Scrap and Metal Mix  Record Quarterly Shipments  Unfavorable Price and Mix Offset by Good Cost Control

©2013Novelis Inc. 7 Novelis’ Strategy

©2013Novelis Inc. 8 Novelis’ Strategy - Q3FY13 Actions  Ouro Preto Pot Line Closure in Brazil  ERP Implementation in North America Continue to Strengthen the Business  Major Rolling Expansions Progressing Well  Commissioned New Cold Mill at Pinda Plant in Brazil  Broke Ground on Heat Treatment Line in China Capture Growth in our FRP Markets 80% Recycled Content in our Products by 2020  Major Recycling Expansions Progressing Well  Commissioned Yeongju, the Largest Fully-Integrated Beverage Can Recycling System in Asia  Broke Ground on Fully-Integrated Recycling Center in Europe

©2013Novelis Inc. 9 Closed Loop System Why ERP Implementation in North America? Need Sophisticated System Ahead of Auto Heat Treatment Expansion:  To Establish and Manage Closed Loop Recycling Systems, In Line with Recycling Goals  To Better Manage Product Complexity and Supply Chain  To Provide Greater Transparency and Flexibility to Manage Inventory and Costs Novelis Plant OEM Plant

©2013Novelis Inc. 10 ■ Q3 Impact to EBITDA (~$39 million)  Lost Volume - $19M  Start-up Cost - $20M  Lost Productivity  Stabilization ■ Outlook  Majority of Impact in October, November; December & January Production at Near Normal Levels  Some Incremental Costs in North America expected in Q4 ERP Implementation – Q3 Impact & Outlook

©2013Novelis Inc. 11 Pinda Cold Mill Commissioned  $325 million Investment  Commissioned in December 2012  At Full Utilization, Increases the Plant’s Capacity by More than 50% to ~600kt  Brazil Facts:  Mid-Single Digit Growth in FRP market over the next 5 years*  World Cup in 2014  Olympics in 2016 On Track for Commercially Viable Sheet * CAGR (CY12-17), Novelis Estimates, August 2012 CRU

©2013Novelis Inc. 12 Detailed Financial Performance

©2013Novelis Inc. 13 Third Quarter Highlights  Shipments Flat at 647 Kilotonnes  Net Sales Down 6% to $2.3 Billion  Adjusted EBITDA Down 13% to $185 Million  Net Income of $3 Million; Excluding Certain Items, Net Income of $8 Million Compared to Net Loss of $11 Million  Negative Free Cash Flow Before CapEx of $116 Million  Solid Liquidity of $775 Million (Q3FY13 vs. Q3FY12)

©2013Novelis Inc. 14 2.5 2.3 200 350 500 650 800 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q3FY12 Q3FY13 Shipments Sales 0 50 100 150 200 250 300 South America Asia Europe North America Q3FY13 Q3FY12 20% 2% (14%) 7% Sales (Billions) • Shipments (Kt) Shipments & Sales Total Company Shipments by Region

©2013Novelis Inc. 15 Q3FY13 Adjusted EBITDA Q3FY12 $213 Incremental ERP Start-Up Impact (39) Insurance Claim Settlement 11 Infrastructure for Growth (9) Employee Costs 7 Volume 33 Price/Mix (15) Cost Benefit & Other 2 Metal Price Lag (18) Q3FY13 $185 (Millions) Ongoing Cost Related to Expansions & ERP Lower Incentives Offset by Wage Inflation Stronger Demand; Excludes Divested Foil Shipments and Lost ERP Shipments Pricing Pressure in Several Regions Higher Scrap Benefits Offset by Unfavorable Metal Mix

©2013Novelis Inc. 16 (Millions) Capital Expenditures 297 516 538 $0 $100 $200 $300 $400 $500 $600 $700 $800 YTD FY FY13 FY12 ~750 FY13 Estimate Increase to ~$750M Driven By:  Timing of Payments for European Recycling Center to take Advantage of Incentives  All Other Projects Remain On- Time & On-Budget Significant Reinvestment for Future Growth

©2013Novelis Inc. 17 (Millions) Free Cash Flow Before CapEx 296 614 35 $0 $100 $200 $300 $400 $500 $600 $700 YTD FY FY13 FY12 ~250- 300 FY13 Estimate Reduction to $250-300M Driven By:  Lower than Expected EBITDA  Higher Inventory Levels Across the Business  Lower than Expected Sales  ERP Disruption

©2013Novelis Inc. 18 Summary & Outlook

©2013Novelis Inc. 19 Summary & Outlook  Q3FY13 was a Tough Quarter Primarily Driven by ERP Start-up Impact  Expect Improved Operating Performance Going Forward  Q4FY13 EBITDA Above the Fourth Quarter of Last Year  Solid Global Demand in our Key Product Segments  Continue to Execute on Strategy

©2013Novelis Inc. 20 Questions & Answers

©2013Novelis Inc. 21 Appendix

©2013Novelis Inc. 22 (in $ m) Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Net Income (loss) Attributable to Our Common Shareholder 62 120 (12) (107) 63 91 49 3 - Interest, net (73) (73) (71) (73) (290) (73) (72) (74) - Income tax (provision) benefit (59) 7 10 3 (39) (21) (37) (11) - Depreciation and amortization (89) (81) (79) (80) (329) (73) (69) (76) - Noncontrolling interests (15) (10) (1) (1) (27) - (1) - EBITDA 298 277 129 44 748 258 228 164 - Unrealized gain (loss) on derivatives 25 (1) (63) (23) (62) 13 (24) 4 - Realized gain (loss) on derivative instruments not included in segment income 2 - (3) 2 1 2 - - - Proportional consolidation (13) (12) (9) (15) (49) (11) (9) (11) - Restructuring charges, net (19) (11) (1) (29) (60) (5) (16) (5) - Gain (loss) on assets held for sale - - - (111) (111) 5 (2) - - Others costs, net (3) - (8) (13) (24) (5) 2 (9) Adjusted EBITDA 306 301 213 233 1,053 259 277 185 Other Income (expense) Included in Adjusted EBITDA - Metal price lag 5 15 9 (20) 9 6 26 (9) - Foreign currency remeasurement (8) - (2) (4) (14) 4 2 1 - Purchase accounting (3) (3) (4) (3) (13) (3) (3) (3) Income Statement Reconciliation To Adjusted EBITDA

©2013Novelis Inc. 23 (in $m) FY12 FY13 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Cash Provided by (used in) Operating Activities (115) 171 149 351 556 (5) 122 (95) Cash Provided by (used in) Investing Activities (79) (40) (76) (247) (442) (152) (152) (201) Less: Proceeds from Sales of Fixed Assets 0 (1) (10) (5) (16) (12) 5 (13) Free Cash Flow (194) 130 63 99 98 (169) (25) (309) Free Cash Flow

©2013Novelis Inc. 24 1) Metal Price Lag Net of Related Hedges: On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize the impact of this “lag”. 2) Foreign Currency Remeasurement Net of Related Hedges: All Balance Sheet accounts not denominated in functional currency are remeasured every period to the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize the impact of such remeasurement. 3) Purchase Accounting: Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were “pushed down” to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability. Explanation of Other Income (Expense) in Adjusted EBITDA